Exhibit 99.1

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

	BALANCE	MARGIN
CERTIFICATES INFORMATION
Investors	$850,000,000.00	0.25%
Transferor	$17,346,931.20	0.00%

OTHER INFORMATION

Original Pool Balance @ Cut-Off Date	$867,346,931.20
Servicing Fee	0.500%

Original Settlement Date	9/24/98
First Payment Date	10/20/98
Short Interest Period Days	26
Managed Amortization Period (Months)	60

Required Credit Enhancement Amount Percentage	1.25%
Required Credit Enhancement Amount	$10,625,000.00
Spread Account Maximum ( % of Invested Amount)	0.25%
Spread Account Maximum	2,125,000.00
Spread Account Floor ( % of Original Balance)	0.00%
Spread Account Step-Up 9+ Mths Delinquent Percentage	0.00%
Initial Insured Amount	$850,000,000.00

Fixed Allocation Percentage	98.00%
Investor Certificate Principal Balance (ICPB)	0.00%
Minimum Transferor Interest Percentage	5.00%
Credit Enhancement Fee	0.105%
Rapid Amortization Event Trigger (% of Original Pool Balance)	1.000%
Tail Adjustment	$0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 2
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

INPUT SECTION (PAGE 1 of 1)

MONTH:	80
DISTRIBUTION DATE:	5/20/05
DETERMINATION DATE:	5/17/05
30

MORTGAGE LOANS PAYMENT SUMMARY
COLLECTION PERIOD:

MTGE LOANS INTEREST RECEIVED	$680,191.75
MTGE LOANS PRINCIPAL RECEIVED	$5,718,444.12
MTGE LOANS NET LIQUIDATION PROCEEDS (ALLOC. TO INTEREST)	$29,991.40
MTGE LOANS NET LIQUIDATION PROCEEDS (NET OF FORECL. PROFIT & ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO INTEREST)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS SERVICER OPTIONAL ADVANCES (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS TRANSFER DEPOSIT AMOUNT (ALLOC. TO PRINCIPAL)	$0.00

MTGE LOANS DRAWS (ADDITIONAL BALANCES)	$2,691,884.07
MTGE LOANS LIQUIDATION LOSS AMOUNT	$35,387.96

MTGE LOANS TOTAL ENDING PRINCIPAL BALANCE	$125,737,058.63

AVERAGE MTGE LOANS RATE	6.2566%

DELINQUENCY & REO SUMMARY
DEL STAT 1 - NO. OF ACCTS	60
DEL STAT 1 - CURRENT BALANCE	$1,589,550.28
DEL STAT 2 - NO. OF ACCTS	18
DEL STAT 2 - CURRENT BALANCE	$518,352.34
DEL STAT 1+ - NO. OF ACCTS	143
DEL STAT 1+ - CURRENT BALANCE	$4,554,384.23
DEL STAT 3+ - NO. OF ACCTS	65
DEL STAT 3+ - CURRENT BALANCE	$2,446,481.61

REO - NO. OF ACCTS	0
REO - CURRENT BOOK BALANCE (UNPAID PRINC. BALANCE)	$0.00

LOAN MODIFICATION SUMMARY
é TOTAL CLTV OF OUTSTANDING POOL BALANCE FOR THIS COLLECTION PERIOD.	74.955%
CUT-OFF DATE WEIGHTED AVERAGE GROSS MARGIN (NOT AN INPUT FIELD)	1.380%
RECALCULATED WEIGHTED AVERAGE GROSS MARGIN	0.766%
MAXIMUM AMOUNT OF MARGIN MODIFICATIONS EXECUTED? (NOT AN INPUT FIELD)	YES

OTHER INFORMATION
LIBOR RATE FOR CURRENT INTEREST PERIOD	2.99000%
INTEREST DEPOSIT INTO SPREAD ACCOUNT (REINVESTMENT)	$0
é AMOUNT OWED TO CREDIT ENHANCER DUE TO PREPAYMENT SHORTFALL	$0
SURETY BOND IN FORCE ? (YES=1; NO=0)	1

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 3
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 1 of 5)

Distribution Date:	5/20/05

LIBOR Rate (Adjusted two business days prior to previous Distribution Date)	2.99000%
Average Mtge Loans Net Loan Rate (Effective Rate; Multiply by 360/365)	5.56593%
Maximum Rate	5.56593%
Investor Certificate Rate (LIBOR + 25 bps)	3.24000%
Investor Certificate Rate Capped at Maximum Rate? (Y=1; N=0)	0
Interest Period (Days)	30

Beginning Pool Balance	128,799,006.64
Beginning Investor Certificate Principal Balance	54,800,365.69
Beginning Transferor Principal Balance	69,895,898.72
Beginning Invested Amount	58,903,107.92
Investor Floating Allocation Percentage	45.7326%
Liquidation Loss Amount	35,387.96
Servicing Fee	53,666.25

Mtge Loans Interest (Net of Cut-Off Date Overdue Interest)	680,191.75
Mtge Loans Principal	5,718,444.12
Mtge Loans Net Liquidation Proceeds	29,991.40
Mtge Loans Insurance Proceeds	0.00
Mtge Loans Optional Servicer Advances	0.00
Mtge Loans Purchase Price	0.00
Mtge Loans Transfer Deposit Amount	0.00
Available Funds	6,428,627.27

Mtge Loans Interest	680,191.75
Mtge Loans Net Liquidations Proceeds (Alloc. to Int.)	29,991.40
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Optional Servicer Advances (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Interest Collections	710,183.15

Mtge Loans Principal	5,718,444.12
Mtge Loans Net Liquidation Proceeds (Alloc. to Princ. & Net of Forecl. Profits)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Mtge Loans Principal Collections	5,718,444.12

Interest Collections	710,183.15
Principal Collections	5,718,444.12

Investor & Transferor Interest & Principal Allocation
Investor Interest Collections	324,785.07
Investor Principal Collections	5,604,075.29
Transferor Interest Collections	385,398.08
Transferor Principal Collections	114,368.83
(Check)	0.00

Investor Loss Amount	16,183.83
Transferor Loss Amount	19,204.13

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 4
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 2 of 5)

Distribution Date:	5/20/05

Investor Interest Collections	324,785.07
less Investor Servicing Fee	24,542.96
less Unpaid Servicing Fee	0.00
less Investor Certificate Interest	147,960.99
less Unpaid Investor Certificate Interest Shortfall	0.00
less Credit Enhancement Premium	4,795.03
less Investor Loss Amount	16,183.83
less Unpaid Investor Loss Amount	0.00
less Unreimbursed Draw Amounts	0.00
Excess Interest	131,302.26
less Accelerated Principal Distribution Amount	14,050.65
less Deposit to (Release from) Spread Account	(14,050.65)
Remaining Excess Interest	131,302.26

Investor Distributions
Investor Certificate Interest	147,960.99
Managed Amortization Period? (Y=1, N=0)	0
Rapid Amortization Period? (Y=1, N=0)	1
Principal Collections less Additional Balances	3,026,560.05
Alternative Principal Payment	3,026,560.05
Maximum Principal Collections	5,604,075.29
Principal Distribution Amount	5,604,075.29
Investor Loss Amount Distributed to Investors	16,183.83
Excess Interest Paid as Principal	14,050.65

Transferor Distributions
Transferor Interest Collections (net of Transferor Servicing Fee)	356,274.79
Funds Released from Spread Account	0.00
Principal Distributions (including Transferor Principal Collections)	114,368.83

Excess Int. (Shortfall) a/ Interest	176,824.09
Excess Int. (Shortfall) a/ Premium b/ Losses	172,029.05
Excess Int. (Shortfall) a/ Losses	155,845.23
Required Amount	0.00
Required Amount Applied to Overcollateralization Amount	0.00
Draw on Policy	0.00

Investor Certificate Distribution Amount (Excluding Credit Enhancement Draw Amount)	5,782,270.75
Credit Enhancement Draw Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Guaranteed Amount	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 5
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 3 of 5)

Distribution Date:	5/20/05

Beginning Pool Balance	128,799,006.64
Interest Distribution	710,183.15
Principal Distribution	5,718,444.12
Additional Balances	2,691,884.07
Liquidation Loss Amount	35,387.96
Ending Pool Balance	125,737,058.63

Beginning Investor Certificate Principal Balance	54,800,365.69
Investor Certificate Interest	147,960.99
Unpaid Investor Certificate Interest Shortfall distributed	0.00
Investor Certificate Principal	5,634,309.76
Ending Investor Certificate Principal Balance	49,166,055.93
Pool Factor	0.0578424

Beginning Transferor Balance	69,895,898.72
Interest Distribution (including funds released from Spread Account)	385,398.08
Principal Distribution (including Unallocated Transferor Principal Collections)	114,368.83
Additional Balances	2,691,884.07
Losses allocated to Transferor	19,204.13
Ending Transferor Balance	72,454,209.82
Minimum Transferor Interest	6,286,852.93
Transferor Principal Collections Unallocated due to Minimum Transferor Interest (held in Coll. Acct.)	0.00
Total Unallocated Transferor Principal Collections held in Collection Account	0.00

Beginning Invested Amount	58,903,107.92
Principal Distribution Amount	5,604,075.29
Investor Loss Reduction Amount	16,183.83
Ending Invested Amount	53,282,848.81

Beginning Total OC Amount	4,102,742.23
Ending Total OC Amount	4,116,792.88
Ending Total OC Amount (% of Original Invested Amount)	0.48%

Spread Account Cap Amount	133,207.12
Beginning Spread Account Balance	147,257.77
Draw from Account to Pay Credit Enhancer	0.00
Deposit to (Release from)	(14,050.65)
Ending Spread Account Balance	133,207.12
Ending Spread Account Balance (% of Ending Invested Amount)	0.25%
Amount Released from Spread Account	0.00
Unreimbursed Draw on Surety Bond	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 6
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 4 of 5)

Distribution Date:	5/20/05

Beginning Insured Principal Amount	$54,800,365.69
Ending Insured Principal Amount	$49,166,055.93

Available Credit Enhancement	0.49%
Investor Distribution Amount	5,782,270.75
Transferor Distribution Amount (incl. Excess Cash Rel. From SA)	470,643.62

Investor Loss Amount Reimbursed from Excess Interest	16,183.83
Investor Loss Amount Reimbursed from Policy Draw	0.00
Investor Loss Amount Allocated to OC	0.00
Investor Loss Amount Unreimbursed	0.00
Unreimbursed Loss Amount Distributed	0.00

Cum. Accelerated Principal Distribution Amount	4,116,792.88
Cum. Principal Payments (Including ECPB & APDA)	800,833,944.07
Cum. Principal Payments (Excluding ECPB & APDA)	796,703,100.54
Cum. OC Amount	4,116,792.88
Cum. SA Deposits	133,207.12
Cum. Liquidation Losses	14,712,853.70
Cum. Investor Loss Reduction Amount	0.00
Cum. Purchase Price of Repurchased Loans (Alloc. to Principal)	0.00
Cum. Guaranteed Principal Distribution Amount	0.00
Cum. Credit Enhancement Draw Amount	0.00

Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.614%

Accrued but Unpaid a/ Distribution
Servicing Fee	0.00
Investor Certificate Interest	0.00
Credit Enhancement Premium	0.00
Unreimbursed Draw Amounts	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 7
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 5 of 5)

Distribution Date:	5/20/05

SOURCES OF FUNDS:
Mtge Loans Interest	680,191.75
Mtge Loans Net Liq. Proceeds (Alloc. to Int. & Incl. Rec. Charge-Offs)	29,991.40
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Principal	5,718,444.12
Mtge Loans Net Liq. Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Reinvestment Earnings	0.00
Draw on Policy	0.00
Total	6,428,627.27

USES OF FUNDS
Servicing Fee	53,666.25
Investor Interest Distribution	147,960.99
Accrued and Unpaid Investor Interest Distributed	0.00
Investor Principal Distribution	5,634,309.76
Transferor Distribution (not including Cash Released to Transferor)	470,643.62
Unallocated Transferor Principal Collections	0.00
Accrued and Unpaid Servicing Fee Distributed	0.00
Credit Enhancement Premium Distributed	4,795.03
Cash Deposited to (Released from) Spread Account	(14,050.65)
Cash Released to Transferor	131,302.26
Total	6,428,627.27

PERFORMANCE PARAMETERS
Aggregate Amount of Locked Balances	1,714,248.94
Aggregate Amount of Locked Balances - %	1.363%
Portfolio CLTV as of the End of the Collection Period	74.955%
Amount of Pool Balance Offered the “Skip-a-Pay Program”	0.00
Percentage of Pool Balance Offered the “Skip-a-Pay Program”	0.00%
Number of Accounts Accepting the “Skip-a-Pay Program”	0
Aggregate Principal Balance of Accounts Accepting the “Skip-a-Pay Program”	0.00

ERROR CHECK

Sources & Uses	OK
Pool Balance	OK
Transferor Balance	OK
Loss Allocation	OK
Overcollateralization	OK
Balance Reduction	OK

Distribution List:

Bill Marshall, JPMorgan Chase Bank, N.A.

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 8
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 1 of 3)

Distribution Date:	5/20/05

A. POOL INFORMATION

Aggregate Amount of Collections	6,428,627.27
Aggregate Amount of Interest Collections	710,183.15
Aggregate Amount of Principal Collections	5,718,444.12
Transfer Deposit Amount	0.00
Beginning Pool Balance	128,799,006.64
Ending Pool Balance	125,737,058.63
Additional Balances	2,691,884.07
Cum. Modifications to Credit Limits ($ of Initial Credit Limits)	$0.00
Cum. Modifications to Credit Limit (% of Initial Credit Limits)	0.00%
Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.614%
Servicing Fee	53,666.25
Unpaid Servicing Fee Received	0.00
Remaining Accrued and Unpaid Servicing Fee	0.00

B. INTEREST, PRINCIPAL & LOSS ALLOCATION

Investor Certificateholder Floating Allocation Percentage	45.73%
Investor Certificateholder Fixed Allocation Percentage	98.00%
Investor Interest Collections	324,785.07
Investor Principal Collections	5,604,075.29
Transferor Interest Collections	385,398.08
Transferor Principal Collections	114,368.83
Investor Loss Amount	16,183.83
Beginning Invested Amount	58,903,107.92
Ending Invested Amount	53,282,848.81

C. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	147,960.99
Investor Certificate Interest Shortfall b/ any Draw on Policy	0.00
Unpaid Investor Certificate Interest Shortfall Received	0.00
Unpaid Investor Certificate Interest Shortfall Remaining	0.00

Principal Distribution Amount	5,604,075.29
Managed Amortization Period? (Yes=1; No=0)	0
Rapid Amortization Period? (Yes=1; No=0)	1
Maximum Principal Collections Payment	5,604,075.29
Alternative Principal Payment	3,026,560.05
Principal Collections less Additional Balances	3,026,560.05
Investor Loss Amount Distributed to Investors	16,183.83
Accelerated Principal Distribution Amount	14,050.65

D. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Certificate Principal Balance	54,800,365.69
Ending Certificate Principal Balance	49,166,055.93
Pool Factor	0.0578424

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 9
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 2 of 3)

Distribution Date:	5/20/05

E. DISTRIBUTIONS TO TRANSFEROR

Interest Distribution	385,398.08
Principal Distribution	114,368.83
Amount Distributed to Transferor	0.00

F. TRANSFEROR BALANCE

Beginning Transferor Principal Balance	69,895,898.72
Ending Transferor Principal Balance	72,454,209.82
Minimum Transferor Balance	6,286,852.93

G. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	3.24000%
LIBOR Rate	2.99000%
Maximum Rate	5.56593%
Weighted Average Mortgage Net Loan Rate	5.56593%

H. CREDIT ENHANCEMENT

Credit Enhancement Fee	4,795.03
Guaranteed Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00

I. SPREAD ACCOUNT

Beginning Spread Account Balance	147,257.77
Ending Spread Account Balance	133,207.12
Amount to be distributed to (Released from) the Spread Account	(14,050.65)
Amount Released from Spread Account	0.00
Spread Account Maximum	133,207.12

J. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	60
Trust Balances	1,589,550.28
Delinquent 60-89 days
No. of Accounts	18
Trust Balances	518,352.34
Delinquent 90+ days
No. of Accounts	65
Trust Balances	2,446,481.61
Delinquent 9+ months
No. of Accounts	0
Trust Balances	0.00
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 10
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 3 of 3)

Distribution Date:	5/20/05

K. EVENT OF DEFAULT TRIGGERS	0

Failure by Seller to make payment within 5 Business Days of Required Date ?	0
Failure by Seller to perform any covenants described in the Agreement ?	0
Bankruptcy or Insolvency relating to Servicer ?	0

L. RAPID AMORTIZATION EVENT TRIGGERS	0

Failure by Seller to make payment within 3 Business Days of Required Date ?	0
Breach of Representation or Warranty by Seller or Depositor?	0
Bankruptcy or Insolvency relating to Transferor ?	0
Subject to Investment Company Act of 1940 Regulation ?	0
Any Event of Default ?	0
Draws Under Policy are Greater than 1% of Initial Pool Principal Balance?	0

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of May 2005

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.) as Servicer

/s/ Philip C. McNiel
Philip C. McNiel
Vice President

Distribution List:

MBIA

Bill Marshall, JPMorgan Chase Bank, N.A.

Moody’s Investors Service

Standard & Poor’s Corp.

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 11
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Statement to Certificateholders (Page 1 of 2)

Distribution Date:	5/20/05

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	0.174072
Investor Certificate Interest Shortfall Distributed	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

Managed Amortization Period ? (Yes=1; No=0)	0
Investors Certificate Principal Distributed	6.628600
Principal Distribution Amount	6.593030
Maximum Principal Payment	6.593030
Alternative Principal Payment	3.560659
Principal Collections less Additional Balances	3.560659
Investor Loss Amount Distributed to Investors	0.019040
Accelerated Principal Distribution Amount	0.016530
Credit Enhancement Draw Amount	0.00

Total Amount Distributed to Certificateholders (P & I)	6.802671

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Investor Certificate Balance	54,800,365.69
Ending Investor Certificate Balance	49,166,055.93
Beginning Invested Amount	58,903,107.92
Ending Invested Amount	53,282,848.81
Investor Certificateholder Floating Allocation Percentage	45.7326%
Pool Factor	0.0578424
Liquidation Loss Amount for Liquidated Loans	35,387.96
Unreimbursed Liquidation Loss Amount	0.00

C. POOL INFORMATION

Beginning Pool Balance	128,799,006.64
Ending Pool Balance	125,737,058.63
Servicing Fee	53,666.25

D. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	3.240000%
LIBOR Rate	2.990000%
Maximum Rate	5.565926%

E. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	60
Trust Balances	1,589,550.28
Delinquent 60-89 days
No. of Accounts	18
Trust Balances	518,352.34
Delinquent 90+ days
No. of Accounts	65
Trust Balances	2,446,481.61
Delinquent 9+ Months
No. of Accounts	0
Trust Balances	0
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 12
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	5/20/05

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of May 2005

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.) as Servicer

/s/ Philip C. McNiel
Philip C. McNiel
Vice President

Distribution List:

        Bill Marshall, JPMorgan Chase Bank, N.A.